UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2006

GE-WMC MORTGAGE SECURITIES, L.L.C.

(as depositor under the Pooling and Servicing Agreement,
dated as of August 1, 2006, providing for the issuance of
GE-WMC ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-1)

GE-WMC Mortgage Securities, L.L.C.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-131203-01	20-3251258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Thornton Avenue Burbank, California		91504
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (818) 736-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On August 21, 2006, a series of certificates, entitled GE-WMC Asset-Backed Pass-Through Certificates, Series 2006-1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of August 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among GE-WMC Mortgage Securities, L.L.C. as depositor (the “Depositor”), Litton Loan Servicing LP as servicer (the “Servicer”) and The Bank of New York as trustee and supplemental interest trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the Class A-1a Certificates, Class A-1b Certificates, Class A-2a Certificates, Class A-2b Certificates, Class A-2c Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the “Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of non-prime, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien residential mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $902,258,035 as of August 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 21, 2006 (the “Mortgage Loan Purchase Agreement”), between GE Mortgage Holding, L.L.C. (“Mortgage Holding”) and the Depositor. The Class A-2a Certificates, Class A-2b Certificates, Class A-2c Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates (collectively, the “Offered Certificates”) were sold by the Depositor to Citigroup Global Markets Inc., Goldman, Sachs & Co., Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, the underwriters (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated August 10, 2006 (the “Underwriting Agreement”), attached hereto as Exhibit 1.1, among the Depositor, Mortgage Holding and the Underwriters.

The Certificates offered pursuant to the Prospectus Supplement (the “Offered Certificates”) have the following initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate

Offered Certificates
Class A-2a	$261,770,000	Variable
Class A-2b	$247,189,000	Variable
Class A-2c	$ 30,091,000	Variable
Class M-1	$ 28,872,000	Variable
Class M-2	$ 25,714,000	Variable
Class M-3	$ 15,790,000	Variable
Class M-4	$ 13,985,000	Variable
Class M-5	$ 13,985,000	Variable
Class M-6	$ 13,083,000	Variable
Class B-1	$ 12,180,000	Variable
Class B-2	$ 9,474,000	Variable
Class B-3	$ 6,767,000	Variable

(1) Approximate. May vary by an amount plus or minus 5% of the principal balance stated.
(2) The pass-through rate on each class of Certificates will be based on one-month LIBOR plus the applicable margin set forth in the Prospectus Supplement, subject to the rate caps described the Prospectus Supplement.

The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 10, 2006 (the “Prospectus Supplement”), and the Prospectus, dated August 9, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)5. The Class A-1a Certificates, Class A-1b Certificates and the Class B-4 Certificates, Class B-5 Certificates were offered by the Initial Purchasers, represented by Citigroup, through two separate Private Placement Memoranda. The Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates were accepted by the Depositor at closing as partial consideration for the Mortgage Loans. The aforementioned Non-offered Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of August 10, 2006, by and among GE Mortgage Holding, L.L.C. as seller and GE-WMC Mortgage Securities, L.L.C. as depositor and Citigroup Global Markets, Inc. and Goldman Sachs & Co. as lead underwriters, relating to the Series 2006-1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of August 1, 2006, by and among GE-WMC Mortgage Securities, L.L.C. as depositor, Litton Loan Servicing LP as servicer and The Bank of New York as trustee and supplemental interest trustee, relating to the Series 2006-1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 21, 2006

GE-WMC MORTGAGE SECURITIES, L.L.C.

By:   /s/ James Zollo
Name: James Zollo
Title: Vice President

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of August 10, 2006, by and among GE Mortgage Holding, L.L.C. as seller and GE-WMC Mortgage Securities, L.L.C. as depositor and Citigroup Global Markets, Inc. and Goldman Sachs & Co. as lead underwriters, relating to the Series 2006-1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of August 1, 2006, by and among GE-WMC Mortgage Securities, L.L.C. as depositor, Litton Loan Servicing LP as servicer and The Bank of New York as trustee and supplemental interest trustee, relating to the Series 2006-1 Certificates.